Summary Prospectus
International Developed Markets Fund
May 1, 2025, as supplemented through September 10, 2025

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), reports to shareholders and other information about the Fund online at https://connect.rightprospectus.com/russellinvestments?site=RIF. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund's Prospectus and SAI, both dated May 1, 2025, as supplemented through September 10, 2025, and the Fund's most recent shareholder report, dated June 30, 2025, are all incorporated by reference into this Summary Prospectus.

Ticker:	RIFCX
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth.
Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. The fees and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy charges. Those charges, if included, would have increased overall fees and expenses. Please refer to your account or policy documents for a description of those fees and expenses. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
Advisory Fee	0.90%
Distribution (12b-1) Fees	None
Other Expenses	0.15%
Total Annual Fund Operating Expenses	1.05%
Less Fee Waivers and Expense Reimbursements	(0.02)%
Net Annual Fund Operating Expenses	1.03%
# Until April 30, 2026, Russell Investment Management, LLC (“RIM”) has contractually agreed to waive 0.02% of its advisory fee. This waiver may not be terminated during the relevant period except with Board approval.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. This example does not reflect any Insurance Company Separate Account or Policy charges. If it did, the costs shown would have been higher. Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$332	$577	$1,281
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in companies that are located in countries (other than the U.S.) with developed markets or that are economically tied to such countries. The Fund invests principally in equity securities, including common stocks and preferred stocks, issued by companies incorporated in developed markets outside the U.S. and in depositary receipts. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund may invest a portion of its assets in equity securities of companies that are economically tied to emerging market countries. The Fund considers the following countries to have developed markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As a general rule, the Fund considers emerging market countries to include every other country. The Fund invests principally in large and medium capitalization companies, but may also invest in small capitalization companies. The Fund defines large and medium capitalization companies as those companies represented by the MSCI World ex USA Index or with market capitalization within the capitalization range of the MSCI World ex USA Index. In determining if a security is economically tied to or located in a developed market country, the Fund generally looks to the “country of risk” of the issuer as determined by a third party such as Bloomberg L.P. or “country of incorporation” of the issuer, respectively.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-style (e.g., growth, value, market-oriented, defensive and dynamic) and multi-manager approach. RIM may change the Fund's asset allocation at any time. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund.
For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund's cash balances.
The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and forward currency contracts. The Fund may use derivatives, including stock options, country index futures and swaps or currency forwards, to (1) manage country and currency exposure as a substitute for holding securities directly or (2) facilitate the implementation of its investment strategy. The Fund may use derivatives to take both long and short positions. The Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants. International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. The Fund may also invest in equity linked notes, which are notes whose return is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities.

The Fund may at times seek to protect a portion of its investments against adverse currency exchange rate changes by purchasing forward currency contracts and may engage in currency transactions for speculative purposes. The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. The Fund may lend its portfolio securities to earn income. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
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Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market. Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors resulting in a decline in price.
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Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic, social and regulatory conditions in foreign countries. Non-U.S. securities may also be subject to risk of loss because of more or less foreign government regulation, less public information and less stringent investor protections and disclosure standards.
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Emerging Markets Equity Securities. Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity (including as a result of a significant reduction in the number of market participants or transactions); significant price volatility; restrictions on foreign investment; possible difficulties in the repatriation of investment income and capital including as a result of the closure of securities markets in an emerging market country; and, generally, less stringent investor protection standards as compared with investments in U.S. or other developed market equity securities. In addition, emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, all material information may not be available or reliable. U.S. regulatory authorities’ ability to enforce legal and/or regulatory obligations against individuals or entities, and shareholders’ ability to bring derivative litigation or otherwise enforce their legal rights, in emerging market countries may be limited.
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Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
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Global Financial Markets Risk. Global financial markets are increasingly interconnected and conditions (including volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
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Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. For derivatives, this also includes the risk involving liquidity demands that derivatives can create to make payments of margin or settlement payments to counterparties. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.

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Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to manage Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
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Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
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Fundamental Investing Risk. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection using a fundamental investment approach may also cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.
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Quantitative Investing and Models. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
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Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are generally subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations), management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
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Index-Based Investing. Index-based strategies (including index replication which seeks to purchase the securities in an index or a blend of indexes and optimized index sampling which seeks to purchase a sampling of securities using optimization and risk models), which may be used to gain desired Fund exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
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Depositary Receipts. Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.
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Synthetic Foreign Equity Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, currency risk and the risks associated with investments in non-U.S. securities. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.

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Equity Linked Notes. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
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Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
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Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector, including with respect to U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities. These developments may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this sector. Companies in the financial services sector may be particularly susceptible to factors such as interest rate, fiscal, regulatory and monetary policy changes.
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Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
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Securities Lending. If a borrower of the Fund's securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral, which could result in a loss to the Fund. While securities are on loan, the Fund is subject to a number of risks, including that the borrower may default on the loan and that the collateral could be inadequate in the event of default.
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Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
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Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
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Impact of Large Redemptions (Including Possible Fund Liquidation). The Fund may be used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
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Cyber Security and Other Operational Risks. An investment in the Fund, like any fund, can involve operational risks. In addition, other disruptive events may adversely affect the Fund’s ability to conduct business. While the Fund seeks to minimize such risks and events through controls and oversight, including business continuity plans and risk management systems, there may still be events or failures that could cause losses to the Fund. In addition, the Fund may be susceptible to operational risks through breaches in cyber security. A cyber security breach may cause sensitive information (including relating to personally identifiable information of investors) to be lost, improperly accessed, used or disclosed. The Fund and its shareholders could be negatively impacted by such disruptive events or cyber security incidents.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
Performance
The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund varies from year to year over a 10-year period. The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart. The performance results shown in this section do not reflect any Insurance Company Separate Account or Policy charges. Those charges, if included, would have reduced the performance results shown in this section.
The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual total returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. The first benchmark in the table is the Fund's primary benchmark. The second benchmark in the table is the Fund's secondary benchmark.  Effective January 1, 2018, RIM changed the Fund’s primary benchmark from the Russell Developed ex-US Large Cap Index (net of tax on dividends from foreign holdings) to the MSCI World ex USA Index (net of tax on dividends from foreign holdings). The International Developed Markets Linked Benchmark represents the returns of the Russell Developed ex-US Large Cap Index (net of tax on dividends from foreign holdings) from January 1, 2015 through December 31, 2017, and the returns of the MSCI World ex USA Index (net of tax on dividends from foreign holdings) thereafter. The International Developed Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. RIM assesses the Fund's performance relative to its secondary benchmark.
Past performance is no indication of future results.
Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2024	1 Year	5 Years	10 Years
International Developed Markets Fund	2.78%	4.23%	4.70%
MSCI World ex USA Index (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	4.70%	5.10%	5.26%
International Developed Markets Linked Benchmark (net of tax on dividends from foreign holdings) (reflects no deduction for fees or expenses)	4.70%	5.10%	5.33%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Management

Investment Adviser
The Fund’s investment adviser is RIM. The Fund’s money managers are:
●Intermede Investment Partners Limited and Intermede Global Partners Inc.	●Wellington Management Company LLP
●Pzena Investment Management, LLC
Portfolio Managers
Jon Eggins, Managing Director, Head of Portfolio Management, and Jordan McCall, Director, Senior Portfolio Manager, Equity, have primary responsibility for the management of the Fund. Mr. Eggins has managed the Fund since February 2015 and Mr. McCall has managed the Fund since April 2022.

Additional Information

Purchase of Fund Shares
Each insurance company (“Insurance Company”) places orders for its accounts (“Separate Account”) which hold the interests of each variable insurance product (“Policy”) owner based on, among other things, the amount of premium payments to be invested pursuant to such Policies. Individuals may not place orders directly with Russell Investment Funds (“RIF”) or the Funds. See the prospectus of the Separate Account and Policies of the Insurance Company for more information on the purchase of Fund Shares and with respect to the availability for investment in specific Funds. The Funds do not issue share certificates. Any minimum or subsequent investment requirements are governed by the applicable Policy through which you invest.
For more information about how to purchase Shares, please see Additional Information About Purchase of Fund Shares in the Funds’ Prospectus.
Redemption of Fund Shares
Shares may be redeemed at any time by Insurance Companies on behalf of their Separate Accounts or their general accounts. Individuals may not place redemption orders directly with RIF or the Funds. Redemption requests for Fund Shares are based on premiums and transaction requests represented to the Funds by each Insurance Company as having been received prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on any business day of the Funds (defined as a day on which the NYSE is open for regular trading).
For more information about how to redeem Shares, please see Additional Information About Redemption of Fund Shares in the Funds’ Prospectus.
Taxes
Provided that the Funds and Separate Accounts of Insurance Companies investing in the Funds satisfy applicable tax requirements, the Funds generally will not be subject to federal tax. Special tax rules apply to Insurance Companies, variable annuity contracts and variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Accounts, as well as the tax treatment of the Policies and the holders thereof, see the discussion regarding “Federal Tax Considerations” included in the prospectus for the Policies.
For more information about Taxes, please see Additional Information About Taxes in the Funds’ Prospectus.
Servicing Arrangements
Some Insurance Companies have entered into arrangements with Russell Investments Fund Services, LLC (“RIFUS”) and/or Russell Investments Financial Services, LLC. (“RIFIS” or the “Distributor”) pursuant to which they may receive compensation from RIFUS and/or the Distributor, from RIFUS’s and/or the Distributor’s own resources, for administrative and/or other services provided by those Insurance Companies. These payments may create a conflict of interest by influencing the Insurance Company and your salesperson to recommend the Funds or a Fund over another investment or by influencing an Insurance Company’s decision to include the Funds as an underlying investment option in its Policy. Ask your salesperson or visit your Insurance Company’s website for more information.

36-08-283 (0925)